Stock-Based Compensation - Option Valuation (Details) - Stock options - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Oct. 29, 2017	Oct. 30, 2016	Oct. 25, 2015
Weighted-average grant date fair value of stock options granted, and the total intrinsic value of options exercised
Weighted-average grant date fair value (in dollars per share)	$ 6.41	$ 7.82	$ 4.92
Intrinsic value of exercised options	$ 87,543	$ 135,593	$ 67,516
Weighted-average assumptions used to calculate fair value of each ordinary option award
Risk-free interest rate (as a percent)	2.40%	2.10%	2.10%
Dividend yield (as a percent)	2.00%	1.50%	1.90%
Stock price volatility (as a percent)	19.00%	19.00%	19.00%
Expected option life	8 years	8 years	8 years